UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 17, 2015

EVINE Live Inc.

(Exact name of registrant as specified in its charter)

Minnesota	0-20243	41-1673770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6740 Shady Oak Road

Eden Prairie, Minnesota 55344-3433

(Address of principal executive offices)

(952) 943-6000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2015 Annual Meeting of Shareholders of the Company, held on June 17, 2015 (the “Annual Meeting”), 50,696,127 shares of Company common stock, or approximately 88.98% of the 56,969,569 shares of Company common stock issued and outstanding and entitled to vote at the Annual Meeting, were present in person or represented by proxy, constituting a quorum.

At the Annual Meeting, Company shareholders of record as of the close of business on April 27, 2015 voted on: (1) the election of eight persons to serve as directors on the Company’s Board of Directors until the next Annual Meeting of Shareholders or until their successors have been duly elected and qualified; (2) the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 30, 2016; and (3) the approval, on an advisory basis, of the 2014 compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement for the Annual Meeting.

Set forth below are the final voting results reported by the independent inspector of elections.

1.	The proposal to elect eight persons to serve as directors on the Company’s Board of Directors until the next Annual Meeting of Shareholders or until their successors have been duly elected and qualified. Each of the following persons were elected to serve as directors based on the votes listed below:

DIRECTOR NOMINEE	FOR	WITHHELD
Thomas Beers	34,114,711	2,324,203
Mark Bozek	36,092,825	346,089
John Buck	33,918,842	2,520,072
Ronald Frasch	34,014,810	2,424,104
Landel Hobbs	33,896,626	2,542,288
Lowell Robinson	34,029,485	2,409,429
Robert Rosenblatt	34,046,626	2,392,288
Fred Siegel	34,111,766	2,327,148

There were 14,257,213 broker non-votes in connection with the election of directors.

2.	The proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 30, 2016:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
50,261,854	357,115	77,158	0

Shareholders approved the ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 30, 2016.

3.	The proposal to approve, on an advisory basis, the 2014 compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement for the Annual Meeting:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
28,816,732	4,567,285	3,054,897	14,257,213

Shareholders approved, on an advisory basis, the 2014 compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement for the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: June 18, 2015		EVINE Live Inc.

	By:	/s/ Russell Nuce
Russell Nuce Executive Vice President